UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 13, 2018

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Comstock Resources, Inc. (the “Company”) is filing this Amendment No. 1 to the Form 8-K for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2018 (the “Original Form 8-K”) in connection with the consummation of the transactions contemplated under the Contribution Agreement dated May 9, 2018, as amended, among the Company, Arkoma Drilling, L.P. and Williston Drilling, L.P. As indicated in the Original Form 8-K, this Amendment No. 1 to Current Report on Form 8-K is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC.  Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits
(b) Pro Forma Financial Information. The pro forma financial information required by this item is filed as Exhibit 99.3 to this Form 8-K/A.
(d) Exhibits.
Exhibit 23.1	Consent of Ernst & Young, LLP
Exhibit 23.2	Consent of Independent Petroleum Engineers
Exhibit 99.2	Audited Financial Statements and Unaudited Interim Financial Statements of the Bakken Shale Properties
Exhibit 99.3	Pro Forma Consolidated Balance Sheet as of June 30, 2018 and Consolidated Statements of Operations for the Year ended December 31, 2017 and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: October 30, 2018	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer